Exhibit 10.1

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
AAL-LA-2300047
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Dallas, Texas 75261-9616
Subject:    [****] for 787 [****] (January 2023)
Reference:    AAL-LA-2100511, [****] for 787 [****], dated March 9, 2021, between American Airlines, Inc. (Customer) and The Boeing Company (Boeing) (March 2021 Agreement)

This agreement (Agreement) is between Customer and Boeing.

RECITALS

Boeing and Customer are parties to Purchase Agreement No. 3219 (Purchase Agreement), pursuant to which Customer has committed to purchase from Boeing and Boeing is committed to manufacture and sell to Customer, among other things, seventeen (17) Boeing model 787-8 aircraft as [****] to the Purchase Agreement (787-8 [****] Aircraft). Capitalized terms used in this Agreement without definitions have the meanings specified to them in the Purchase Agreement.

Customer has taken delivery of the thirteen (13) 787-8 [****] Aircraft [****] (Delivered 787-8 [****] Aircraft and [****] Delivered 787-8 [****] Aircraft, respectively) with four (4) 787-8 [****] Aircraft remaining to be delivered under the Purchase Agreement ([****] Undelivered 787-8 [****] Aircraft).

The [****] of [****] 787-8 [****] Aircraft [****]. After the [****], [****] 787-8 [****] Aircraft [****] set forth in Tables 2 and 3 of Attachment A [****] ([****]). [****].

In [****].

AGREEMENTS

Boeing and Customer have agreed to [****] for the [****] Undelivered 787-8 [****] Aircraft [****].

Attachment A contains [****] of (i) the [****] Scheduled Delivery Months [****] and the [****] for the Delivered 787-8 [****] Aircraft [****], (ii) the [****] Scheduled Delivery Months [****], the [****] Scheduled Delivery Month, and the [****] for the [****] Delivered 787-8 [****] Aircraft [****] and (iii) the [****] Scheduled Delivery Months [****], the [****] Scheduled Delivery Month, and the [****] Scheduled Delivery Month for the [****] Undelivered 787-8 [****] Aircraft [****].

The [****], [****] in this Agreement will [****]. Boeing [****] with Section 4 below. These [****], subject to and in accordance with this Agreement and the Purchase Agreement, ([****]), and b) Customer’s [****] under this Agreement and the Purchase Agreement including as such [****] are modified by this Agreement, and are subject to [****] set forth
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under this Agreement and the Purchase Agreement, including as such [****] are modified under this Agreement.

1.[****] for the [****] Undelivered [****] Exercised Aircraft

Boeing and Customer [****] that the [****] Undelivered 2018 787-8 [****] Aircraft are [****] as set forth on Attachment A.

2.[****].
2.1    [****]. Prior to the date of this Agreement, Boeing [****] Customer [****] of Letter Agreement No. 6-1162-TRW-0670R1 to the Purchase Agreement entitled Miscellaneous Commitments for Model 787 Aircraft, [****] shown in the table below ([****]), and Customer will [****] to Boeing. The Parties agree that as of the date of this Agreement Boeing [****] Delivered 787-8 [****] Aircraft and [****] Undelivered 787-8 [****] Aircraft [****] to Customer as [****] Scheduled Delivery Months of such [****] 2018 [****] Aircraft or [****] Undelivered 787-8 [****] Aircraft.

MSN and Block No.	Category	[****]
[****]	[****] Delivered 787-8 [****] Aircraft	[****]
[****]	[****] Delivered 787-8 [****] Aircraft	[****]
[****]	[****] Delivered 787-8 [****] Aircraft t	[****]
[****]	[****] Delivered 787-8 [****] Aircraft	[****]
[****]	[****] Delivered 787-8 [****] Aircraft	[****]
[****]	[****] Delivered 787-8 [****] Aircraft	[****]
[****]	[****] Delivered 787-8 [****] Aircraft	[****]
[****]	[****] Delivered 787-8 [****] Aircraft	[****]
[****]	[****] Delivered 787-8 [****] Aircraft	[****]
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[****]	[****] Undelivered 787-8 [****] Aircraft	[****]
[****]	[****] Undelivered 787-8 [****] Aircraft	[****]
[****]	[****] Undelivered 787-8 [****] Aircraft	[****]
[****]	[****] Undelivered 787-8 [****] Aircraft	[****]
[****]		[****]
    2.2    [****].    Boeing will [****] ([****]). [****] as follows:
2.2.1 [****].
2.2.2 [****].
2.2.3 [****].

3.     [****].
    Boeing and Customer agree that the [****] Undelivered 2018 787-8 [****] Aircraft [****].

4.    [****].

4.1    Customer agrees that, [****], the [****] to Customer as contained in this Agreement [****] by Customer [****], and are [****] Customer may have [****] Boeing, [****] of Boeing’s [****] to Customer with [****]. Customer [****] Boeing and its [****].

4.2    [****] in Section 4.1 above and the provisions of Section 2.1 above, this Agreement [****], and Customer [****], [****] under the Purchase Agreement, or [****] for (a) [****], or (b) [****]. [****].

5.     Administrative Supplemental Agreement.

Boeing and Customer will sign a mutually agreeable supplemental agreement to the Purchase Agreement within [****] calendar days after Boeing has provided Customer a draft of the Supplemental Agreement that administratively incorporates the relevant terms of this Agreement into the Purchase Agreement. Failure to execute a supplemental agreement does not nullify any agreements set forth in this Agreement.

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6.    Governing Law.

This Agreement will be interpreted under and governed by the laws of the state of Washington, U.S.A., except that the conflict of laws provisions under Washington law will not be applied for the purpose of making other law applicable.

7.    Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Agreement will be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 to the Purchase Agreement entitled Confidentiality.

8.    Effect on Purchase Agreement.

Except as expressly set forth in this Agreement, all terms and provisions contained in the Purchase Agreement will remain in full force and effect. [****] and may be changed only in writing signed by authorized representatives of the parties.

ACCEPTED AND AGREED TO this

Date:	January 19, 2023

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP, Treasurer	Title:	Attorney-In-Fact

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Attachment A
to
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Table 1

Delivered 787-8 [****] Aircraft
[****] Scheduled Delivery Month	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****] 2020	[****]

Table 2

[****] Delivered 787-8 [****] Aircraft
[****] Scheduled Delivery Month	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2020	[****]	[****]
[****]-2021	[****]	[****]

Table 3

[****] Undelivered 787-8 [****] Aircraft
[****] Scheduled Delivery Month	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]
[****]-2021	[****]	[****]

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